Exhibit 10.15

PERSONAL AND CONFIDENTIAL

May 12, 2022

Angel Pond Holdings Corporation

950 Third Avenue, 25th Floor

New York, NY 10022

Mangomill plc

950 Third Avenue, 25th Floor

New York, NY 10022

Attention Ted Wang

Re: Capital Markets Advisor Resignation

Ladies and Gentlemen:

Goldman Sachs & Co. LLC and Goldman Sachs (Asia) L.L.C. (together, “Goldman Sachs”) write to inform you that Goldman Sachs hereby resigns and ceases to act as capital markets advisor to Angel Pond Holdings Corporation (the “Company”) and any related capacity, relationship or role, and will not act in any other capacity, relationship or role, with or for the Company, MariaDB Corporation Ab (“MariaDB”), Mangomill plc (“Irish Holdco”), any affiliate of the Company, MariaDB or Irish Holdco (each, an “Affiliate”), or any entity formed or caused to be formed by any of the Company, MariaDB, Irish Holdco or an Affiliate (each, a “Formed Entity”), in each case, in connection with the proposed business combination contemplated by the Business Combination Agreement made and entered into as of January 31, 2022 by and among (i) the Company, (ii) MariaDB, (iii) Irish Holdco, and (iv) Meridian MergerSub Inc. (including any amendments to such agreement), effective immediately, and that Goldman Sachs will not be responsible for any part of any Registration Statement that the Company, MariaDB, Irish Holdco, an Affiliate or a Formed Entity may file in connection with a potential business combination transaction, including any amendments thereto or documents incorporated therein (the “Registration Statement”).

This letter is being furnished to you in accordance with Section 11(b)(1) of the Securities Act of 1933, as amended, to notify you that Goldman Sachs will not be responsible for the contents of the Registration Statement. This letter should not be construed as an admission that Goldman Sachs is or was an underwriter, as that term is defined in Section 2(a)(11) of the Securities Act of 1933.

Sincerely,

Goldman Sachs & Co. LLC

By:	/s/ Karthik Subramanian
Name:	Karthik Subramanian
Title:	Managing Director

Goldman Sachs (Asia) L.LC.

By:	/s/ Vikram Chavali
Name:	Vikram Chavali
Title:	Managing Director

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